Exhibit 99.2

The PMI Group, Inc.
Second Quarter 2011
Financial Supplement

THE PMI GROUP, INC. AND SUBSIDIARIES

FINANCIAL RESULTS AND STATISTICAL INFORMATION FOR THE PERIOD ENDED JUNE 30, 2011

THE PMI GROUP, INC. AND SUBSIDIARIES (the “Company”)

FINANCIAL RESULTS AND STATISTICAL INFORMATION FOR THE PERIOD ENDED JUNE 30, 2011

Notes to Financial Results and Statistical Information:

(1)

For the quarters and six months ended June 30, 2011 and 2010, the Company’s equity in (losses) earnings from unconsolidated subsidiaries include CMG Mortgage Insurance Company, CMG Mortgage Reinsurance Company and CMG Mortgage Assurance Company (collectively, “CMG MI”) and certain limited partnership interests.

(2)

Effective January 1, 2008, The PMI Group, Inc. adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 Fair Value Measurements and Disclosures and the fair value option outlined in FASB ASC Topic 825 Financial Instruments. The Company elected to adopt the fair value option for certain corporate debt on the adoption date.

(3)

The Company recognized the notional amount of the QBE Note plus accrued interest, net of taxes, through June 30, 2011 and cash payment related to a profit sharing arrangement tied to the performance of the PMI Australia insurance portfolio as gain on sale of discontinued operations for the quarter ended June 30, 2011.

(4)

Due to the net losses in the quarters and six months ended June 30, 2011 and 2010, normally dilutive components of shares outstanding such as stock options were not included in fully diluted shares outstanding as their inclusion would have been anti-dilutive.

(5)

QBE issued a contingent promissory note (the “QBE Note”) in connection with the 2008 sale of PMI Australia to QBE. Due to the waiver of contingencies, the Company recorded the QBE Note as a Note Receivable as of June 30, 2011.

(6)

U.S. Mortgage Insurance Operations segment includes the operating results of PMI Mortgage Insurance Co. (“MIC”), PMI Mortgage Assurance Co. (“PMAC”), formerly Commercial Loan Insurance Co., and affiliated U.S. mortgage insurance and reinsurance companies (collectively, “PMI”). CMG Mortgage Insurance Company and its affiliates are accounted for under the equity method of accounting and their operating results are reported in equity in (losses) earnings from unconsolidated subsidiaries.

(7)	International Operations segment includes PMI Europe and PMI Canada.

(8)

For the quarter and six months ended June 30, 2011, the Corporate and Other segment includes other income and related operating expenses of PMI Mortgage Services Co. investment income, change in fair value of certain debt instruments, interest expense, intercompany eliminations and corporate expenses of the Holding Company; equity in earnings (losses) from certain limited partnerships. For the quarter and six months ended June 30, 2010 the Corporate and Other segment includes other income and related operating expenses of PMI Mortgage Services Co. investment income, change in fair value of certain debt instruments, interest expense, intercompany eliminations and corporate expenses of the Holding Company; the results of WMAC, equity in earnings (losses) from certain limited partnerships and our equity investment in FGIC (which the Company sold in July 2010).

(9)

The loss ratio is expressed as a ratio of losses and loss adjustment expenses (“LAE”) from continuing operations to premiums earned from continuing operations. The expense ratio is expressed as a ratio of the sum of amortization of deferred policy acquisition costs and other underwriting and operating expenses from continuing operations to net premiums written from continuing operations.

(10)

The Company received proceeds of $285 million upon issuance of the 4.50% Convertible Notes due 2020. The Company contributed the proceeds of $285 million to MIC in the form of a surplus note. On April 30, 2010, MIC issued a surplus note for a face value of $261 million to the Company and on May 5, 2010, MIC issued a second surplus note for a face value of $24 million to the Company, for a total of $285 million.

(11)

Pool insurance includes modified pool, GSE pool, old pool and all other pool insurance products for U.S. Mortgage Insurance Operations. Beginning March 31, 2009, pool risk in force has been adjusted to reflect reserves established on pool which has the effect of reducing the risk layer.

(12)	PMI’s persistency rate was calculated based upon the percentage of primary insurance in force at the beginning of a 12-month period that remains in force at the end of that period.

(13)

The statutory risk-to-capital ratio is for MIC only. As of March 31, 2009, the Company began adjusting its statutory risk-to-capital ratio based on recent regulatory clarification to exclude delinquent risk in force for which a loss reserve has been established.

(14)

The minimum policyholders’ position deficit is the deficit below the required minimum policyholders position. The excess minimum policyholders’ position is the surplus above the required minimum policyholders position. The deficit/excess minimum policyholders position is for MIC only.

(15)	As of data, such as insurance in force, risk in force, policy in force and loans in default, are the same as the recent period end in the total column.

(16)

The Company reclassified ceded claims paid from pool claims paid to primary claims paid and is now included in ‘Ceded claims, supplemental and other’ for all periods presented. Included in Ceded claims, supplemental and other are amounts recovered from captive trust accounts due to the termination of captive agreements.

(17)

Loss severity is, for a given period, initial claims paid as a percentage of the total risk in force of loans for which claims were paid. Initial claims paid does not include supplemental and other payments.

Note:	The interim financial and statistical information contained in this material is unaudited. Certain prior period’s information has been reclassified to conform to the current periods’ presentation.

The PMI Group, Inc.’s Investor and Media Relations Contacts:

Bill Horning	Kosta Karmaniolas, CFA
Vice President, Investor Relations, Public Relations and Corporate Capital Management and Analysis	Director, Investor Relations and Corporate Capital Management and Analysis
(925) 658-6193	(925) 658-6137

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
	(Unaudited)		(Unaudited)
	(Dollars and shares in thousands, except per share data)		(Dollars and shares in thousands, except per share data)
Net premiums written	$124,784	$141,721	$249,758	$293,262

Revenues
Premiums earned	$125,603	$147,082	$245,909	$300,112
Net gain from credit default swaps	830	462	1,614	2,180
Net investment income	16,837	23,861	33,559	50,549
Equity in losses from unconsolidated subsidiaries (1)	(1,433)	(3,917)	(2,732)	(8,327)
Net realized investment gains	194	397	113	7,830
Change in fair value of certain debt instruments (2)	75,625	(47,687)	97,281	(88,500)
Other income	1,778	2,223	3,698	2,228

Total revenues	219,434	122,421	379,442	266,072

Losses and expenses
Losses and loss adjustment expenses	441,186	317,920	682,296	660,209
Amortization of deferred policy acquisition costs	4,467	4,163	8,623	8,039
Other underwriting and operating expenses	25,839	28,032	53,518	61,992
Interest expense	13,577	12,247	27,088	21,770

Total losses and expenses	485,069	362,362	771,525	752,010

Loss from continuing operations before income taxes	(265,635)	(239,941)	(392,083)	(485,938)
Income tax expense (benefit) from continuing operations	19,651	(89,381)	20,027	(178,391)

Loss from continuing operations	(285,286)	(150,560)	(412,110)	(307,547)
Gain on sale of discontinued operations, net of taxes (3)	150,520	—	150,520	—

Net loss	$(134,766)	$(150,560)	$(261,590)	$(307,547)

Diluted loss from continuing operations per share	$(1.76)	$(1.11)	$(2.55)	$(2.81)
Diluted gain on sale of discontinued operations per share	0.93	—	0.93	—

Diluted net loss per share	$(0.83)	$(1.11)	$(1.62)	$(2.81)

Share data:
Basic weighted average common shares outstanding	161,589	135,993	161,452	109,532
Stock options and other dilutive components (4)	—	—	—	—

Diluted weighted average common shares outstanding (4)	161,589	135,993	161,452	109,532

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	June 30, 2011	December 31, 2010	June 30, 2010
	(Unaudited)	(Audited)	(Unaudited)
	(Dollars and shares in thousands, except per share data)
Assets
Investments:
Fixed income securities	$2,538,271	$2,651,206	$2,185,119
Equity securities:
Common	23,539	30,664	28,877
Preferred	74,516	120,421	163,823
Short term investments	6,813	17,867	1,140

Total investments	$2,643,139	$2,820,158	$2,378,959
Cash and cash equivalents	259,302	267,705	1,021,841
Investments in unconsolidated subsidiaries	119,853	121,040	132,670
Reinsurance recoverables	391,974	459,671	613,646
Deferred policy acquisition costs	49,557	46,372	44,519
Property, equipment and software, net of accumulated depreciation and amortization	81,368	85,186	93,050
Deferred tax assets	44,804	142,899	282,768
Note receivable (5)	206,569	—	—
Other assets	217,904	275,956	365,656

Total assets	$4,014,470	$4,218,987	$4,933,109

Liabilities
Reserve for losses and loss adjustment expenses	$2,994,795	$2,869,765	$3,026,376
Reserve for premium refunds	110,785	88,696	86,566
Unearned premiums	68,113	64,298	63,508
Debt	522,128	616,158	588,043
Other liabilities	128,142	164,800	214,326

Total liabilities	3,823,963	3,803,717	3,978,819
Shareholders’ equity
Common stock	1,971	1,971	1,971
Additional paid-in capital, treasury stock and retained earnings	147,023	406,813	873,039
Unrealized losses on investments, net of deferred taxes	(5,064)	(28,852)	52,197
Pension liability adjustment, net of deferred taxes	(11,668)	(11,668)	(8,557)
Effective portion of losses on cash flow hedges, net of deferred taxes	(3,797)	(4,103)	(4,355)
Foreign currency translation gains, net of deferred taxes	62,042	51,109	39,995

Total shareholders’ equity	190,507	415,270	954,290

Total liabilities and shareholders’ equity	$4,014,470	$4,218,987	$4,933,109

Basic shares issued and outstanding	161,648	161,168	160,776

Book value per share	$1.18	$2.58	$5.94

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS RESULTS OF OPERATIONS - THREE MONTHS ENDED JUNE 30, 2011 AND 2010

	U.S. Mortgage Insurance Operations (6)	International Operations (7)	Corporate and Other (8)	Consolidated Total
	Three Months Ended June 30, 2011 (Unaudited)
	(Dollars in thousands)
Net premiums written	$125,983	$(1,199)	$—	$124,784

Revenues
Premiums earned	$125,516	$87	$—	$125,603
Net gain from credit default swaps	—	830	—	830
Net investment income	15,995	727	115	16,837
Equity in losses from unconsolidated subsidiaries (1)	(1,343)	—	(90)	(1,433)
Net realized investment gains (losses)	1,051	(856)	(1)	194
Change in fair value of certain debt instruments (2)	—	—	75,625	75,625
Other income (loss)	1,782	(3)	(1)	1,778

Total revenues	143,001	785	75,648	219,434

Losses and expenses
Losses and loss adjustment expenses	429,635	11,551	—	441,186
Amortization of deferred policy acquisition costs	4,467	—	—	4,467
Other underwriting and operating expenses	23,785	1,018	1,036	25,839
Interest expense	3,213	—	10,364	13,577

Total losses and expenses	461,100	12,569	11,400	485,069

(Loss) income from continuing operations before income taxes	(318,099)	(11,784)	64,248	(265,635)
Income tax expense (benefit) from continuing operations	20,272	262	(883)	19,651

(Loss) income from continuing operations	(338,371)	(12,046)	65,131	(285,286)
Gain on sale of discontinued operations, net of taxes (3)	—	150,520	—	150,520

Net (loss) income	$(338,371)	$138,474	$65,131	$(134,766)

Loss ratio (9)	342.3%
Expense ratio (9)	22.4%
Combined ratio	364.7%

	Three Months Ended June 30, 2010 (Unaudited)
	(Dollars in thousands)
Net premiums written	$141,389	$332	$—	$141,721

Revenues
Premiums earned	$145,847	$1,235	$—	$147,082
Net gain from credit default swaps	—	462	—	462
Net investment income	21,330	2,400	131	23,861
Equity in losses from unconsolidated subsidiaries (1)	(3,856)	—	(61)	(3,917)
Net realized investment (losses) gains	(1)	122	276	397
Change in fair value of certain debt instruments (2)	—	—	(47,687)	(47,687)
Other income (loss)	2,226	(3)	—	2,223

Total revenues (expenses)	165,546	4,216	(47,341)	122,421

Losses and expenses
Losses and loss adjustment expenses	318,551	(631)	—	317,920
Amortization of deferred policy acquisition costs	4,163	—	—	4,163
Other underwriting and operating expenses	25,487	1,269	1,276	28,032
Interest expense	2,175	—	10,072	12,247

Total losses and expenses	350,376	638	11,348	362,362

(Loss) income before income taxes	(184,830)	3,578	(58,689)	(239,941)
Income tax benefit	(69,195)	(1,045)	(19,141)	(89,381)

Net (loss) income	$(115,635)	$4,623	$(39,548)	$(150,560)

Loss ratio (9)	218.4%
Expense ratio (9)	21.0%
Combined ratio	239.4%

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS RESULTS OF OPERATIONS - SIX MONTHS ENDED JUNE 30, 2011 AND 2010

	U.S. Mortgage Insurance Operations (6)	International Operations (7)	Corporate and Other (8)	Consolidated Total
	Six Months Ended June 30, 2011 (Unaudited)
	(Dollars in thousands)
Net premiums written	$250,131	$(373)	$—	$249,758

Revenues
Premiums earned	$244,560	$1,349	$—	$245,909
Net gain from credit default swaps	—	1,614	—	1,614
Net investment income	32,055	1,257	247	33,559
Equity in (losses) earnings from unconsolidated subsidiaries (1)	(2,795)	—	63	(2,732)
Net realized investment gains (losses)	977	(863)	(1)	113
Change in fair value of certain debt instruments (2)	—	—	97,281	97,281
Other income (loss)	3,699	—	(1)	3,698

Total revenues	278,496	3,357	97,589	379,442

Losses and expenses
Losses and loss adjustment expenses	668,629	13,667	—	682,296
Amortization of deferred policy acquisition costs	8,623	—	—	8,623
Other underwriting and operating expenses	48,817	2,448	2,253	53,518
Interest expense	6,436	—	20,652	27,088

Total losses and expenses	732,505	16,115	22,905	771,525

(Loss) income from continuing operations before income taxes	(454,009)	(12,758)	74,684	(392,083)
Income tax expense (benefit) from continuing operations	20,648	262	(883)	20,027

(Loss) income from continuing operations	(474,657)	(13,020)	75,567	(412,110)
Gain on sale of discontinued operations, net of taxes (3)	—	150,520	—	150,520

Net (loss) income	$(474,657)	$137,500	$75,567	$(261,590)

Loss ratio (9)	273.4%
Expense ratio (9)	23.0%
Combined ratio	296.4%

	Six Months Ended June 30, 2010 (Unaudited)
	(Dollars in thousands)
Net premiums written	$292,327	$935	$—	$293,262

Revenues
Premiums earned	$297,475	$2,637	$—	$300,112
Net gain from credit default swaps	—	2,180	—	2,180
Net investment income	46,363	3,925	261	50,549
Equity in losses from unconsolidated subsidiaries (1)	(8,145)	—	(182)	(8,327)
Net realized investment gains	7,169	385	276	7,830
Change in fair value of certain debt instruments (2)	—	—	(88,500)	(88,500)
Other income	2,225	3	—	2,228

Total revenues (expenses)	345,087	9,130	(88,145)	266,072

Losses and expenses
Losses and loss adjustment expenses	660,088	121	—	660,209
Amortization of deferred policy acquisition costs	8,039	—	—	8,039
Other underwriting and operating expenses	55,577	3,069	3,346	61,992
Interest expense	2,249	—	19,521	21,770

Total losses and expenses	725,953	3,190	22,867	752,010

(Loss) income before income taxes	(380,866)	5,940	(111,012)	(485,938)
Income tax (benefit) expense	(143,448)	1,300	(36,243)	(178,391)

Net (loss) income	$(237,418)	$4,640	$(74,769)	$(307,547)

Loss ratio (9)	221.9%
Expense ratio (9)	21.8%
Combined ratio	243.7%

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS BALANCE SHEETS

	U.S. Mortgage Insurance Operations (6)	International Operations (7)	Corporate and Other (8)	Consolidated Total
	June 30, 2011 (Unaudited)
	(Dollars in thousands)
Assets
Investments:
Fixed income securities	$2,446,040	$90,356	$1,875	$2,538,271
Equity securities:
Common	23,539	—	—	23,539
Preferred	74,516	—	—	74,516
Short term investments	6,789	24	—	6,813

Total investments	$2,550,884	$90,380	$1,875	$2,643,139
Cash and cash equivalents	152,124	36,253	70,925	259,302
Investments in unconsolidated subsidiaries	106,037	—	13,816	119,853
Reinsurance recoverables	391,974	—	—	391,974
Deferred policy acquisition costs	49,557	—	—	49,557
Property, equipment and software, net of accumulated depreciation and amortization	20,778	—	60,590	81,368
Deferred tax assets	44,804	—	—	44,804
Note receivable (5)	—	—	206,569	206,569
Other assets (liabilities)	242,342	1,485	(25,923)	217,904

Total assets	$3,558,500	$128,118	$327,852	$4,014,470

Liabilities
Reserve for losses and loss adjustment expenses	$2,960,472	$34,323	$—	$2,994,795
Reserve for premium refunds	110,785	—	—	110,785
Unearned premiums	65,464	2,649	—	68,113
Debt (10)	285,000	—	237,128	522,128
Other liabilities	124,158	1,129	2,855	128,142

Total liabilities	3,545,879	38,101	239,983	3,823,963

Shareholders’ equity	12,621	90,017	87,869	190,507

Total liabilities and shareholders’ equity	$3,558,500	$128,118	$327,852	$4,014,470

	December 31, 2010 (Audited)
	(Dollars in thousands)
Assets
Investments:
Fixed income securities	$2,503,680	$145,694	$1,832	$2,651,206
Equity securities:
Common	30,664	—	—	30,664
Preferred	120,421	—	—	120,421
Short term investments	17,843	24	—	17,867

Total investments	$2,672,608	$145,718	$1,832	$2,820,158
Cash and cash equivalents	158,072	28,513	81,120	267,705
Investments in unconsolidated subsidiaries	106,470	—	14,570	121,040
Reinsurance recoverables	459,671	—	—	459,671
Deferred policy acquisition costs	46,372	—	—	46,372
Property, equipment and software, net of accumulated depreciation and amortization	22,769	—	62,417	85,186
Deferred tax assets	61,349	81,550	—	142,899
Other assets	263,019	6,895	6,042	275,956

Total assets	$3,790,330	$262,676	$165,981	$4,218,987

Liabilities
Reserve for losses and loss adjustment expenses	$2,846,580	$23,185	$—	$2,869,765
Reserve for premium refunds	88,696	—	—	88,696
Unearned premiums	60,227	4,071	—	64,298
Debt (10)	285,000	—	331,158	616,158
Other liabilities	154,099	6,920	3,781	164,800

Total liabilities	3,434,602	34,176	334,939	3,803,717

Shareholders’ equity (deficit)	355,728	228,500	(168,958)	415,270

Total liabilities and shareholders’ equity	$3,790,330	$262,676	$165,981	$4,218,987

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS SEGMENT (6) RESULTS OF OPERATIONS

	2011			2010
	6/30/2011	3/31/2011	Total	12/31/2010	9/30/2010	6/30/2010	3/31/2010	Total
	(Dollars in thousands)			(Dollars in thousands)
Income Statement Components - Quarter Ended
Revenues
Premiums written:
Direct premiums written, net of refunds	$150,603	$151,064	$301,667	$168,237	$168,200	$173,245	$184,877	$694,559
Ceded premiums, net of assumed	(24,620)	(26,916)	(51,536)	(27,990)	(30,903)	(31,856)	(33,939)	(124,688)

Net premiums written	125,983	124,148	250,131	140,247	137,297	141,389	150,938	569,871
Change in unearned premiums	(467)	(5,104)	(5,571)	(4,142)	(459)	4,458	690	547

Premiums earned	$125,516	$119,044	$244,560	$136,105	$136,838	$145,847	$151,628	$570,418
Net investment income	15,995	16,060	32,055	11,961	15,522	21,330	25,033	73,846
Equity in losses from unconsolidated subsidiaries (1)	(1,343)	(1,452)	(2,795)	(6,375)	(2,912)	(3,856)	(4,289)	(17,432)
Net realized investment gains (losses)	1,051	(74)	977	5,596	82,487	(1)	7,170	95,252
Other income	1,782	1,917	3,699	2,077	2,208	2,226	(1)	6,510

Total revenues	143,001	135,495	278,496	149,364	234,143	165,546	179,541	728,594

Losses and expenses
Losses and loss adjustment expenses	429,635	238,994	668,629	281,381	315,323	318,551	341,537	1,256,792
Amortization of deferred policy acquisition costs	4,467	4,156	8,623	5,763	4,637	4,163	3,876	18,439
Other underwriting and operating expenses	23,785	25,032	48,817	25,473	26,363	25,487	30,090	107,413
Interest expense	3,213	3,223	6,436	3,169	3,193	2,175	74	8,611

Total losses and expenses	461,100	271,405	732,505	315,786	349,516	350,376	375,577	1,391,255

Loss before income taxes	(318,099)	(135,910)	(454,009)	(166,422)	(115,373)	(184,830)	(196,036)	(662,661)
Income tax expense (benefit)	20,272	376	20,648	2,625	136,181	(69,195)	(74,253)	(4,642)

Net loss	$(338,371)	$(136,286)	$(474,657)	$(169,047)	$(251,554)	$(115,635)	$(121,783)	$(658,019)

Loss ratio (9)	342.3%	200.8%	273.4%	206.7%	230.4%	218.4%	225.2%	220.3%
Expense ratio (9)	22.4%	23.5%	23.0%	22.3%	22.6%	21.0%	22.5%	22.1%
Combined ratio	364.7%	224.3%	296.4%	229.0%	253.0%	239.4%	247.7%	242.4%

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS SEGMENT (6) BALANCE SHEETS

	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
	(Dollars in thousands)		(Dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income securities	$2,446,040	$2,527,434	$2,503,680	$1,943,073	$2,055,974	$1,940,169
Equity securities:
Common	23,539	27,235	30,664	26,562	28,877	31,840
Preferred	74,516	113,492	120,421	126,276	163,823	172,776
Short term investments	6,789	17,535	17,843	438	1,117	1,610

Total investments	$2,550,884	$2,685,696	$2,672,608	$2,096,349	$2,249,791	$2,146,395
Cash and cash equivalents	152,124	107,895	158,072	947,281	879,292	772,382
Investments in unconsolidated subsidiaries	106,037	105,331	106,470	117,545	117,858	120,391
Reinsurance recoverables	391,974	439,324	459,671	522,116	613,646	666,298
Deferred policy acquisition costs	49,557	48,115	46,372	46,115	44,519	42,642
Property, equipment and software, net of accumulated depreciation and amortization	20,778	21,749	22,769	25,891	28,775	31,829
Deferred tax assets	44,804	62,297	61,349	95,137	223,552	157,466
Other assets	242,342	208,476	263,019	353,087	342,700	270,521

Total assets	$3,558,500	$3,678,883	$3,790,330	$4,203,521	$4,500,133	$4,207,924

Liabilities
Reserve for losses and loss adjustment expenses	$2,960,472	$2,860,635	$2,846,580	$2,894,198	$2,993,198	$3,171,564
Reserve for premium refunds	110,785	106,535	88,696	88,314	86,566	83,997
Unearned premiums	65,464	65,155	60,227	56,327	56,150	60,816
Debt (10)	285,000	285,000	285,000	285,000	285,000	—
Other liabilities	124,158	143,238	154,099	266,189	195,522	223,909

Total liabilities	3,545,879	3,460,563	3,434,602	3,590,028	3,616,436	3,540,286

Shareholders’ equity	12,621	218,320	355,728	613,493	883,697	667,638

Total liabilities and shareholders’ equity	$3,558,500	$3,678,883	$3,790,330	$4,203,521	$4,500,133	$4,207,924

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (1)

	2011			2010
	6/30/2011	3/31/2011	Total	12/31/2010	9/30/2010	6/30/2010	3/31/2010	Total
	(Dollars in millions)			(Dollars in millions)
New Insurance Written
Flow insurance written	$1,426	$1,471	$2,897	$2,214	$2,004	$1,567	$964	$6,749
Primary new risk written	$359	$352	$711	$514	$468	$374	$214	$1,570
Product mix as a % of primary new insurance written:
High LTV (above 97% LTV’s)	0%	0%	0%	0%	0%	0%	0%	0%
95.01% to 97% LTV’s	1%	0%	0%	0%	0%	0%	0%	0%
90.01% to 95% LTV’s	43%	36%	40%	33%	30%	29%	26%	30%
85.01% to 90% LTV’s	43%	47%	45%	47%	52%	54%	55%	51%
85% and below	13%	17%	15%	20%	18%	17%	19%	19%
Less than A quality loans	0%	0%	0%	0%	0%	0%	0%	0%
Alt-A loans	0%	0%	0%	0%	0%	0%	0%	0%
Interest only loans	0%	0%	0%	0%	0%	0%	0%	0%
Payment option ARMS	0%	0%	0%	0%	0%	0%	0%	0%
ARMs	0%	0%	0%	0%	0%	0%	0%	0%
Monthlies	73%	65%	69%	67%	72%	79%	84%	73%
Refinances	17%	36%	27%	47%	37%	20%	33%	36%
Structured transactions	0%	0%	0%	0%	0%	0%	0%	0%
Captive reinsurance arrangements
Percentage of flow NIW subject to captive reinsurance arrangements	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Percentage of primary NIW subject to captive reinsurance arrangements	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Percentage of primary IIF subject to captive reinsurance arrangements	38.0%	39.4%	38.0%	40.4%	44.1%	44.8%	45.6%	40.4%
Percentage of primary RIF subject to captive reinsurance arrangements	38.8%	40.3%	38.8%	41.3%	45.2%	45.8%	46.6%	41.3%

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (2)

	2011					2010
	6/30/2011		3/31/2011	Total (15)		12/31/2010	9/30/2010	6/30/2010	3/31/2010	Total (15)
	(Dollars in millions, except loan size)					(Dollars in millions, except loan size)
Primary Insurance and Risk-in-Force
Primary insurance in force
Flow	$85,120		$87,084	$85,120		$88,928	$91,219	$93,453	$95,539	$88,928
Structured transactions	11,802		12,251	11,802		12,782	13,345	14,118	14,731	12,782

Total	$96,922		$99,335	$96,922		$101,710	$104,564	$107,571	$110,270	$101,710

Primary risk-in-force
Flow	$20,972		$21,423	$20,972		$21,864	$22,444	$22,999	$23,510	$21,864
Structured transactions	2,772		2,869	2,772		2,992	3,124	3,305	3,447	2,992

Total	$23,744		$24,292	$23,744		$24,856	$25,568	$26,304	$26,957	$24,856

Pool risk-in-force (11)	$575		$591	$575		$606	$624	$828	$884	$606
Primary risk-in-force - credit score distribution
Total
620 or above	93.5%		93.5%	93.5%		93.5%	93.4%	93.4%	93.3%	93.5%
619-575	4.8%		4.8%	4.8%		4.8%	4.9%	4.9%	5.0%	4.8%
574 or below	1.7%		1.7%	1.7%		1.7%	1.7%	1.7%	1.7%	1.7%
Primary average loan size (in thousands)
Flow	$163.3		$162.8	$163.3		$162.4	$162.3	$162.0	$161.6	$162.4
Structured transactions	$156.1		$156.6	$156.1		$156.5	$156.7	$158.3	$158.7	$156.5
Total	$162.4		$162.0	$162.4		$161.7	$161.5	$161.5	$161.2	$161.7
Persistency (12)
Primary persistency rate	83.5%		83.5%	83.5%		83.5%	84.7%	85.6%	84.9%	83.5%
Risk-to-capital ratio (13)	58.1 to 1	(A)	24.4 to 1	58.1 to 1	(A)	19.9 to 1	17.2 to 1	15.8 to 1	26.6 to 1	19.9 to 1
Minimum policyholders’ position (14) (deficit) excess	$(320.3	) (A)	$39.2	$(320.3	) (A)	$184.3	$332.1	$415.5	$(57.4)	$184.3

(A)	Preliminary.

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (3)

	6/30/2011		12/31/2010		6/30/2010
	Primary Risk in Force	Percent of Total	Primary Risk in Force	Percent of Total	Primary Risk in Force	Percent of Total
	(In millions)		(In millions)		(In millions)
Policy Year As a Percentage of Primary Risk-in-Force (RIF)
Prior to 2000	$281	1.2%	$331	1.3%	$385	1.5%
2000	73	0.3%	81	0.3%	92	0.4%
2001	246	1.0%	281	1.1%	319	1.2%
2002	549	2.3%	621	2.5%	697	2.7%
2003	1,526	6.4%	1,713	6.9%	1,921	7.3%
2004	1,821	7.7%	1,970	7.9%	2,149	8.2%
2005	2,712	11.4%	2,902	11.7%	3,196	12.1%
2006	3,334	14.0%	3,603	14.5%	3,980	15.1%
2007	6,182	26.0%	6,652	26.8%	7,300	27.8%
2008	3,356	14.1%	3,586	14.4%	3,934	15.0%
2009	1,518	6.4%	1,615	6.5%	1,754	6.6%
2010	1,446	6.2%	1,501	6.1%	577	2.1%
2011	700	3.0%	—	0.0%	—	0.0%

Total	$23,744		$24,856		$26,304

	6/30/2011		12/31/2010		6/30/2010
	% of Primary RIF	Primary Default Rate	% of Primary RIF	Primary Default Rate	% of Primary RIF	Primary Default Rate
Top 10 States as a Percentage of Primary Risk-in-Force,
(Ranking based on 6/30/11 RIF)
Florida	9.4%	40.0%	9.6%	40.6%	9.9%	40.8%
Texas	8.2%	10.1%	8.0%	11.5%	7.7%	11.9%
California	7.4%	26.6%	7.4%	29.5%	7.6%	33.8%
Illinois	5.2%	23.8%	5.2%	24.6%	5.2%	24.9%
Georgia	4.6%	19.2%	4.6%	20.6%	4.7%	22.2%
New York	4.1%	20.2%	4.1%	20.4%	4.0%	19.6%
Ohio	4.0%	16.5%	4.0%	17.2%	3.9%	17.0%
Pennsylvania	3.5%	15.3%	3.5%	15.8%	3.4%	15.1%
New Jersey	3.4%	26.3%	3.3%	25.4%	3.3%	24.9%
Washington	3.3%	18.4%	3.3%	17.8%	3.3%	17.1%

	2011		2010
	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
As a Percentage of Primary Risk-in-Force - loan to value ratios
High LTV (above 97% LTV’s)	19.0%	19.3%	19.5%	19.9%	20.2%	20.4%
95.01% to 97% LTV’s	3.9%	3.9%	4.0%	4.0%	4.0%	4.0%
90.01% to 95% LTV’s	31.8%	31.4%	31.1%	30.8%	30.6%	30.5%
85.01% to 90% LTV’s	38.4%	38.5%	38.5%	38.4%	38.2%	38.1%
85% and below	6.9%	6.9%	6.9%	6.9%	7.0%	7.0%
As a Percentage of Primary Risk-in-Force:
Less-than-A quality (FICO scores below 620)	6.4%	6.5%	6.5%	6.6%	6.7%	6.7%
Less-than-A quality (FICO scores below 575) (A)	1.7%	1.7%	1.7%	1.7%	1.7%	1.7%
Alt-A Loans:
With FICO scores of 660 and above	12.8%	13.0%	13.3%	13.7%	14.2%	14.6%
With FICO scores below 660 and above 619	1.9%	2.0%	2.0%	2.0%	2.1%	2.2%

Total Alt-A Loans	14.7%	15.0%	15.3%	15.7%	16.3%	16.8%
ARMs (B)	7.6%	7.8%	8.0%	8.3%	8.7%	9.1%
Interest Only (C)	9.4%	9.6%	9.8%	10.1%	10.5%	10.8%
Payment Option ARMs	2.3%	2.5%	2.6%	2.7%	2.8%	3.0%

(A)	Less-than-A quality loans with FICO scores below 575 is a subset of PMI’s less-than-A quality loan portfolio.

(B)	Approximately 0.1% of RIF is subject to initial payment adjustment in 2011.

(C)	Approximately 50.0% of interest only loans written in 2010 have an initial deferral period of 5 years or greater.

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS DEFAULT INFORMATION (1)

	2011			2010
	6/30/2011	3/31/2011	Total (15)	12/31/2010	9/30/2010	6/30/2010	3/31/2010	Total (15)
	(Dollars in millions, except claim size)			(Dollars in millions, except claim size)
Primary delinquent roll forward
Beginning delinquent inventory	119,748	127,478	127,478	131,891	138,431	147,248	150,925	150,925
Plus: New notices	22,796	24,754	47,550	28,664	29,715	28,597	34,268	121,244
Less: Cures	(19,593)	(25,540)	(45,133)	(24,236)	(25,998)	(28,008)	(29,565)	(107,807)
Less: Claims paid (A)	(6,320)	(5,866)	(12,186)	(7,614)	(9,079)	(8,284)	(6,892)	(31,869)
Less: Rescissions	(889)	(1,078)	(1,967)	(1,227)	(1,178)	(1,122)	(1,488)	(5,015)

Ending delinquent inventory	115,742	119,748	115,742	127,478	131,891	138,431	147,248	127,478
Claims paid
Primary claims paid - flow	$283.3	$181.4	$464.7	$255.7	$335.6	$311.3	$226.2	$1,128.8
Primary claims paid - structured transactions	53.9	49.5	103.4	66.1	68.8	62.2	74.2	271.3
Ceded claims, supplemental and other (16)	(87.1)	(57.8)	(144.9)	(90.6)	(140.9)	(98.6)	(64.0)	(394.1)

Total primary claims paid	250.1	173.1	423.2	231.2	263.5	274.9	236.4	1,006.0
Total pool and other (B)	17.6	16.6	34.2	18.6	45.2	156.9	21.4	242.1

Total claims paid	267.7	189.7	457.4	249.8	308.7	431.8	257.8	1,248.1
Loss adjustment expenses	14.7	14.9	29.6	16.8	14.0	12.5	13.2	56.5

Total claims paid including loss adjustment expenses	$282.4	$204.6	$487.0	$266.6	$322.7	$444.3	$271.0	$1,304.6
Average primary claim size (in thousands)	$40.5	$29.5	$35.2	$30.6	$30.2	$33.2	$34.3	$32.0
Average primary claim size - gross of ceded captive recoveries and excluding claim denials (in thousands)	$54.6	$52.2	$53.6	$55.4	$52.1	$51.4	$50.3	$52.2
Loss severity (17) - primary (quarterly)
Flow	83.1%	56.7%	70.3%	72.6%	85.9%	87.7%	85.4%	82.8%
Structured transactions	89.3%	69.6%	78.7%	94.9%	84.3%	74.2%	60.0%	75.6%
Total	84.0%	59.0%	71.7%	76.3%	85.6%	85.1%	77.4%	81.3%
Loss severity excluding claim denials (17) - primary (quarterly)
Flow	103.8%	105.5%	104.4%	107.3%	106.6%	106.4%	106.0%	106.6%
Structured transactions	105.2%	105.0%	105.1%	104.9%	105.7%	105.7%	106.5%	105.7%
Total	104.0%	105.4%	104.5%	106.8%	106.5%	106.3%	106.1%	106.4%
Delinquent risk-in-force rescinded per quarter	$65.5	$77.3	$142.8	$93.2	$85.3	$78.7	$109.2	$366.4
Claim denials per quarter - delinquent risk-in-force	$153.3	$192.8	$346.1	$179.0	$123.5	$108.7	$149.2	$560.4

(A)	Claims paid are net of claim reversals, reinstatements, and claim denials.

(B)	The quarter ended June 30, 2010 includes discounted accelerated claim payments associated with the restructuring of certain modified pool contracts.

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS DEFAULT INFORMATION (2)

	2011				2010
	6/30/2011		3/31/2011		12/31/2010		9/30/2010		6/30/2010		3/31/2010
	(Dollars in millions)				(Dollars in millions)
Primary loans, defaults and default rates
Primary policies in force	596,920		613,251		629,154		647,319		666,204		683,888
Loans in default by payment status:
2 - 3 payments in default	22,223	19%	22,608	19%	28,077	22%	28,922	22%	28,835	21%	30,922	21%
4 - 11 payments in default	30,505	26%	35,357	29%	38,909	31%	42,592	32%	50,246	36%	59,669	41%
12 payments or more in default	63,014	55%	61,783	52%	60,492	47%	60,377	46%	59,350	43%	56,657	38%

Primary loans in default	115,742	100%	119,748	100%	127,478	100%	131,891	100%	138,431	100%	147,248	100%
Reserves for losses and LAE by payment status (A):
2 - 3 payments in default	$133.7		$123.9		$160.0		$153.9		$156.6		$156.0
4 - 11 payments in default	574.6		589.1		662.5		761.6		875.5		972.3
12 payments or more in default	2,087.3		1,977.2		1,848.2		1,800.1		1,777.7		1,712.1

Primary loans in default	$2,795.6		$2,690.2		$2,670.7		$2,715.6		$2,809.8		$2,840.4
Primary default rate	19.39%		19.53%		20.26%		20.37%		20.78%		21.53%
Flow only default rate	18.34%		18.39%		19.05%		19.21%		19.66%		20.41%
Structured transactions only default rate	26.61%		27.28%		28.38%		28.08%		28.03%		28.64%
Pool default rate	14.28%		14.41%		15.60%		15.40%		15.20%		16.46%
Primary default rates by loan type (B)
Alt-A loans	38.81%		39.61%		40.41%		41.27%		42.41%		43.85%
Less than A quality loans	35.38%		35.05%		37.62%		37.38%		37.56%		38.86%
Above 97s	24.86%		24.85%		26.28%		26.32%		26.87%		28.07%
ARMs (excluding 2/28 Hybrid ARMs)	40.88%		41.17%		41.83%		41.65%		41.97%		42.33%
2/28 Hybrid ARMs	50.83%		51.22%		52.73%		53.50%		50.14%		51.32%
Payment option ARMs	53.82%		53.22%		53.06%		52.60%		53.24%		53.71%
Interest Only	39.04%		40.10%		40.94%		41.97%		42.78%		44.30%
Primary reserves for losses and LAE by loan type (A) (B)
Alt-A loans	$876.4		$846.4		$872.7		$909.1		$978.3		$1,007.5
Less than A quality loans	278.4		272.2		281.8		282.0		287.6		296.7
Above 97s	683.8		652.5		645.5		661.1		685.6		698.0
ARMs (excluding 2/28 Hybrid ARMs)	390.7		377.1		388.2		401.3		426.5		444.6
2/28 Hybrid ARMs	99.2		103.7		118.2		120.7		124.1		127.8
Payment option ARMs	177.0		181.8		184.7		192.3		209.1		221.4
Interest Only	512.7		493.0		494.4		524.2		562.2		574.2

(A)	While the Company does not establish loss reserves based on payment status or loan type, the loss reserve amounts set out above have been allocated based on total delinquencies and on the number of delinquencies associated with each payment status and risk characteristic, respectively.

(B)	Loan types are not mutually exclusive as certain loans may be included in one or more of the above loan categories.

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS ANALYSIS OF LOSS RESERVES

	2011		2010
	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
	(Dollars in millions)		(Dollars in millions)
Loss Reserve Analysis
Beginning reserves for losses and LAE,	$2,860.6	$2,846.6	$2,894.2	$2,993.2	$3,171.6	$3,138.3
Reinsurance recoverables	(439.3)	(459.7)	(522.1)	(613.6)	(666.3)	(703.6)

Net balance at beginning of the period	2,421.3	2,386.9	2,372.1	2,379.6	2,505.3	2,434.7
Loss and LAE incurred (principally with respect to defaults occurring in):
Current year	187.0	177.4	242.2	192.5	201.3	291.0
Prior years	242.6	61.6	39.2	122.8	117.3	50.5

Total incurred	429.6	239.0	281.4	315.3	318.6	341.5
Loss and LAE payments (principally with respect to defaults occurring in):
Current year	(1.2)	—	(26.5)	(10.7)	1.0	(3.3)
Prior years	(281.2)	(204.6)	(240.1)	(312.1)	(445.3)	(267.6)

Total payments	(282.4)	(204.6)	(266.6)	(322.8)	(444.3)	(270.9)
Net ending balance	2,568.5	2,421.3	2,386.9	2,372.1	2,379.6	2,505.3
Reinsurance recoverables (A)	392.0	439.3	459.7	522.1	613.6	666.3

Ending reserves for losses and LAE	$2,960.5	$2,860.6	$2,846.6	$2,894.2	$2,993.2	$3,171.6

	6/30/2011		3/31/2011		12/31/2010		9/30/2010		6/30/2010
	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE
	(Dollars in thousands)
Loss Reserves by Book Year
2002 and prior	10,533	$128,406	10,847	$124,930	11,782	$126,099	12,131	$138,897	13,641	$149,231
2003	10,399	149,481	10,679	141,816	11,478	141,230	12,034	143,230	12,965	147,265
2004	12,523	240,073	12,805	228,319	13,470	219,518	13,742	212,702	13,971	205,279
2005	17,630	431,928	17,973	411,419	18,853	404,035	19,153	395,825	19,898	402,871
2006	27,550	665,155	28,707	644,469	31,210	667,350	32,417	673,665	33,984	700,143
2007	39,860	1,057,455	41,873	1,029,884	45,311	1,032,115	47,350	1,069,087	50,169	1,120,839
2008	9,680	271,353	9,968	265,413	10,321	245,205	10,477	251,548	10,961	259,454
2009	677	15,639	630	13,767	620	10,705	547	9,118	474	8,059
2010	49	947	34	615	22	323	10	126	8	57
2011	4	35	1	3	—	—	—	—	—	—

Total Loss Reserves	128,905	$2,960,472	133,517	$2,860,635	143,067	$2,846,580	147,861	$2,894,198	156,071	$2,993,198

	6/30/2011		3/31/2011		12/31/2010		9/30/2010		6/30/2010
	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE
	(Dollars in millions)
Primary insurance	115,742	$2,795.6	119,748	$2,690.2	127,478	$2,670.7	131,891	$2,715.6	138,431	$2,809.8
Pool insurance (11) (B)	13,163	144.4	13,769	149.9	15,589	155.4	15,970	158.1	17,640	162.6
Surety (C)	—	20.5	—	20.5	—	20.5	—	20.5	—	20.8

Total	128,905	$2,960.5	133,517	$2,860.6	143,067	$2,846.6	147,861	$2,894.2	156,071	$2,993.2

(A)	Reinsurance recoverables includes captive reinsurance agreements and other reinsurance recoverables.

(B)	Pool insurance as of September 30, 2010 excludes 55 contracts resulting in the termination of $183.7 million risk-in-force in the third quarter of 2010. Pool insurance as of June 30, 2010 excludes 12 contracts resulting in the termination of $72.7 million risk-in-force in the second quarter of 2010.

(C)	Reserve for losses and LAE relates to loss reserves on PMI Guaranty’s surety business with FGIC which was commuted and merged into the Company’s U.S. Mortgage Insurance Operations in the fourth quarter of 2008.

THE PMI GROUP, INC. AND SUBSIDIARIES

CMG MORTGAGE INSURANCE COMPANY STATISTICAL INFORMATION

	2011			2010
	6/30/2011	3/31/2011	Total (15)	12/31/2010	9/30/2010	6/30/2010	3/31/2010	Total (15)
	(Dollars in millions, except claims paid and claim size)				(Dollars in millions, except claims paid and claim size)
Primary new insurance written	$481	$584	$1,065	$794	$669	$530	$304	$2,297
Primary insurance in force	$20,264	$20,523	$20,264	$20,785	$21,092	$21,351	$21,578	$20,785
Primary risk-in-force	$4,957	$5,012	$4,957	$5,073	$5,153	$5,217	$5,263	$5,073
Policies in force	124,369	126,224	124,369	128,129	130,217	132,225	133,886	128,129
Primary loans in default	6,623	7,073	6,623	7,533	7,367	7,282	7,168	7,533
Primary default rate	5.33%	5.60%	5.33%	5.88%	5.66%	5.51%	5.35%	5.88%
Persistency	83.1%	83.2%	83.1%	84.2%	86.3%	87.0%	85.6%	84.2%
Primary claims paid (in thousands)	$33,364	$29,425	$62,789	$32,030	$40,161	$28,299	$20,463	$120,953
Number of primary claims paid	703	599	1,302	630	849	586	470	2,535
Average primary claim size (in thousands)	$47.5	$49.1	$48.2	$50.8	$47.3	$48.3	$43.5	$47.7

THE PMI GROUP, INC. AND SUBSIDIARIES

INTERNATIONAL OPERATIONS SEGMENT (7) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2011			2010
	6/30/2011	3/31/2011	Total	12/31/2010	9/30/2010	6/30/2010	3/31/2010	Total
	(U.S. dollars in thousands)			(U.S. dollars in thousands)
Income Statement Components - Quarter Ended
Revenues
Premiums earned	$87	$1,262	$1,349	$3,072	$1,245	$1,235	$1,402	$6,954
Net gains from credit default swaps	830	784	1,614	3,859	2,249	462	1,718	8,288
Net investment income (loss)	727	530	1,257	1,867	(2,032)	2,400	1,525	3,760
Net realized investment (losses) gains	(856)	(7)	(863)	(60)	664	122	263	989
Other (loss) income	(3)	3	—	—	1	(3)	6	4

Total revenues	785	2,572	3,357	8,738	2,127	4,216	4,914	19,995

Losses and expenses
Losses and loss adjustment expenses	11,551	2,116	13,667	(914)	(2,287)	(631)	752	(3,080)
Other underwriting and operating expenses	1,018	1,430	2,448	1,037	1,126	1,269	1,800	5,232

Total losses and expenses	12,569	3,546	16,115	123	(1,161)	638	2,552	2,152

(Loss) income from continuing operations before income taxes	(11,784)	(974)	(12,758)	8,615	3,288	3,578	2,362	17,843
Income tax expense (benefit) from continuing operations	262	—	262	—	641	(1,045)	2,345	1,941

(Loss) income from continuing operations	(12,046)	(974)	(13,020)	8,615	2,647	4,623	17	15,902
Gain on sale of discontinued operations, net of taxes (3)	150,520	—	150,520	—	—	—	—	—

Net income (loss)	$138,474	$(974)	$137,500	$8,615	$2,647	$4,623	$17	$15,902

	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
	(U.S. dollars in thousands)		(U.S. dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income and equity securities	$90,380	$143,745	$145,718	$117,717	$127,262	$150,633
Cash and cash equivalents	36,253	32,187	28,513	71,208	46,588	35,793
Property, equipment and software, net of accumulated depreciation and amortization	—	—	—	3	6	16
Deferred tax assets	—	81,550	81,550	7,051	6,710	3,034
Other assets	1,485	7,159	6,895	7,108	13,480	9,602

Total assets	$128,118	$264,641	$262,676	$203,087	$194,046	$199,078

Liabilities
Reserve for losses and loss adjustment expenses	$34,323	$25,805	$23,185	$32,654	$33,178	$38,182
Unearned premiums	2,649	3,857	4,071	7,163	7,358	9,050
Other liabilities	1,129	6,258	6,920	13,934	14,584	32,438

Total liabilities	38,101	35,920	34,176	53,751	55,120	79,670

Shareholders’ equity	90,017	228,721	228,500	149,336	138,926	119,408

Total liabilities and shareholders’ equity	$128,118	$264,641	$262,676	$203,087	$194,046	$199,078

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI EUROPE QUARTERLY FINANCIAL INFORMATION

	2011			2010
	6/30/2011	3/31/2011	Total	12/31/2010	9/30/2010	6/30/2010	3/31/2010	Total
	(U.S. dollars in thousands, unless otherwise noted)			(U.S. dollars in thousands, unless otherwise noted)
Income Statement Components - Quarter Ended
Net premiums written	$(1,199)	$826	$(373)	$105	$312	$347	$603	$1,367

Revenues
Premiums earned	$41	$1,142	$1,183	$2,852	$1,019	$1,082	$1,270	$6,223
Net gains from credit default swaps	830	784	1,614	3,859	2,249	462	1,718	8,288
Net investment income (loss)	686	463	1,149	1,795	(2,103)	2,322	1,428	3,442
Net realized investment (losses) gains	(927)	(7)	(934)	302	664	(25)	415	1,356

Total revenues	630	2,382	3,012	8,808	1,829	3,841	4,831	19,309

Losses and expenses
Losses and loss adjustment expenses	12,109	1,007	13,116	(1,410)	(2,556)	(731)	439	(4,258)
Other underwriting and operating expenses	955	1,210	2,165	842	1,066	1,003	1,538	4,449

Total losses and expenses	13,064	2,217	15,281	(568)	(1,490)	272	1,977	191

(Loss) income before income taxes	(12,434)	165	(12,269)	9,376	3,319	3,569	2,854	19,118
Income tax expense (benefit)	262	—	262	—	642	(1,045)	2,345	1,942

Net (loss) income	$(12,696)	$165	$(12,531)	$9,376	$2,677	$4,614	$509	$17,176

Net (loss) income (Euros in thousands)	€(9,039)	€120	€(8,919)	€7,020	€2,069	€3,490	€368	€12,947

Loss ratio, expense ratio and combined ratio for PMI Europe are not meaningful.

	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
	(U.S. dollars in thousands)		(U.S. dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income securities	$79,258	$127,011	$128,134	$100,282	$110,100	$132,829
Cash and cash equivalents	35,540	31,097	27,766	70,362	45,472	34,569
Property, equipment and software, net of accumulated depreciation and amortization	—	—	—	3	6	16
Other assets	7,592	13,049	12,109	12,104	18,273	10,775

Total assets	$122,390	$171,157	$168,009	$182,751	$173,851	$178,189

Liabilities
Reserve for losses and loss adjustment expenses	$32,715	$23,033	$21,050	$30,902	$31,268	$36,120
Unearned premiums	2,422	3,585	3,688	6,575	6,568	8,052
Other liabilities	1,046	5,871	6,504	13,572	14,393	32,130

Total liabilities	36,183	32,489	31,242	51,049	52,229	76,302

Shareholders’ equity (A)	86,207	138,668	136,767	131,702	121,622	101,887

Total liabilities and shareholders’ equity	$122,390	$171,157	$168,009	$182,751	$173,851	$178,189

(A)	During the second quarter of 2011, PMI Europe repatriated approximately $43 million in capital to MIC.

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI EUROPE STATISTICAL INFORMATION

	2011			2010
	6/30/2011	3/31/2011	Total (15)	12/31/2010	9/30/2010	6/30/2010	3/31/2010	Total (15)
	(U.S. dollars in millions, except claims paid)			(U.S. dollars in millions, except claims paid)
Insurance in force	$3,773	$5,069	$3,773	$5,110	$8,544	$8,534	$9,350	$5,110
Risk-in-force	$539	$669	$539	$674	$1,999	$1,889	$2,092	$674
Claims paid including credit default swaps (A) (in thousands)	$623	$725	$1,348	$11,646	$1,859	$2,441	$2,474	$18,420

(A)	In the fourth quarter of 2010, approximately $10.5 million of the claims paid were from certain contract commutations.

THE PMI GROUP, INC. AND SUBSIDIARIES

CORPORATE AND OTHER SEGMENT (8) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2011			2010
	6/30/2011	3/31/2011	Total	12/31/2010	9/30/2010	6/30/2010	3/31/2010	Total
	(Dollars in thousands)			(Dollars in thousands)
Income Statement Components - Quarter Ended
Revenues
Net investment income	$115	$132	$247	$138	$147	$131	$130	$546
Equity in (losses) earnings from unconsolidated subsidiaries	(90)	153	63	5,514	(147)	(61)	(121)	5,185
Net realized investment (losses) gains	(1)	—	(1)	(1)	—	276	—	275
Change in fair value of certain debt instruments (2)	75,625	21,656	97,281	(19,908)	(5,125)	(47,687)	(40,813)	(113,533)
Other (loss) income	(1)	—	(1)	56	—	—	—	56

Total revenues (expenses)	75,648	21,941	97,589	(14,201)	(5,125)	(47,341)	(40,804)	(107,471)

Losses and expenses
Other underwriting and operating expenses	1,036	1,217	2,253	(555)	4,256	1,276	2,070	7,047
Interest expense	10,364	10,288	20,652	10,300	10,200	10,072	9,449	40,021

Total losses and expenses	11,400	11,505	22,905	9,745	14,456	11,348	11,519	47,068

Income (loss) before income taxes	64,248	10,436	74,684	(23,946)	(19,581)	(58,689)	(52,323)	(154,539)
Income tax (benefit) expense	(883)	—	(883)	—	12,615	(19,141)	(17,102)	(23,628)

Net income (loss)	$65,131	$10,436	$75,567	$(23,946)	$(32,196)	$(39,548)	$(35,221)	$(130,911)

	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
	(Dollars in thousands)		(Dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income securities	$1,875	$1,864	$1,832	$1,960	$1,906	$2,054
Equity securities: common	—	—	—	—	—	288

Total investments	$1,875	$1,864	$1,832	$1,960	$1,906	$2,342
Cash and cash equivalents	70,925	71,415	81,120	80,451	95,961	50,956
Investments in unconsolidated subsidiaries	13,816	13,899	14,570	14,519	14,812	14,850
Property, equipment and software, net of accumulated depreciation and amortization	60,590	61,485	62,417	63,282	64,269	65,260
Deferred tax assets	—	—	—	39,812	52,506	69,159
Note receivable (5)	206,569	—	—	—	—	—
Other (liabilities) assets	(25,923)	(1,031)	6,042	6,488	9,476	1,497

Total assets	$327,852	$147,632	$165,981	$206,512	$238,930	$204,064

Liabilities
Debt	237,128	$304,859	$331,158	$303,453	$303,043	$424,570
Other liabilities (assets)	2,855	1,968	3,781	4,024	4,220	(10,887)

Total liabilities	239,983	306,827	334,939	307,477	307,263	413,683

Shareholders’ equity (deficit)	87,869	(159,195)	(168,958)	(100,965)	(68,333)	(209,619)

Total liabilities and shareholders’ equity (deficit)	$327,852	$147,632	$165,981	$206,512	$238,930	$204,064